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                                                               Exhibit 10.13

                               PROMISSORY NOTE
                               ---------------

$6,000,000.00                                               JANUARY 13, 2004


         FOR VALUE RECEIVED, ZOLTEK COMPANIES, INC., a Missouri corporation, and ZOLTEK PROPERTIES, INC., a Missouri corporation (individually and collectively, "Maker"), do hereby jointly and severally promise to pay to the order of BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas ("Payee"), at its office at 6000 Legacy Drive, 4 East, Plano, Texas 75024, or at such other place as the holder hereof may from time to time designate in writing, in lawful money of the United States, the principal sum of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), or so much thereof as is advanced on the loan evidenced hereby pursuant to the Loan Agreement, as hereinafter defined, with interest thereon as provided in this Note.

         1.       CERTAIN DEFINITIONS. For the purposes hereof, the terms set
                  -------------------
forth below shall have the following meanings:

                  (a) "Applicable Law" shall mean (i) the laws of the United States of America applicable to contracts made or performed in the State of Texas, now or at any time hereafter prescribing maximum rates of interest or eliminating maximum rates of interest on loans and extensions of credit, (ii) the laws of the State of Texas, including, without limitation, Chapter 303 of the Texas Finance Code, as the same may be amended from time to time ("Chapter 303") now or at any time hereafter prescribing or eliminating maximum rates of interest on loans and extensions of credit, and (iii) any other laws at any time applicable to contracts made or performed in the State of Texas which permit a higher interest rate ceiling hereunder.

                  (b) "Alternate Base Rate" shall mean the per annum rate equal to the greater of (i) thirteen percent (13%); or (ii) the sum of (x) The Wall Street Journal Prime Rate, as hereinafter defined, as it fluctuates from time to time, plus (y) nine percent (9%), but not in excess of the Highest Lawful Rate; provided, however, until Payee has received and approved the Updated Surveys (as defined in the Loan Agreement) in accordance with the terms of the Loan Agreement and all issues revealed thereby have been resolved to the Payee's satisfaction, the rate referenced in clause (i) above will be fifteen and one-half percent (15.5%) for the first sixty (60) days following the funding of this Note, then sixteen and one-half percent (16.5%) for the next sixty (60) days thereafter, then seventeen percent (17%) thereafter (until the aforementioned
         Updated Surveys have been delivered and any related issues have been resolved to Payee's satisfaction as aforesaid).

                  (c) "Base Rate" shall mean the per annum rate equal to the greater of (i) thirteen percent (13%); or (ii) the sum of (x) the One-Year LIBOR Rate, as hereinafter defined, as it fluctuates from time to time, plus (y) eleven percent (11%), but not in excess of the Highest Lawful Rate provided, however, until Payee has received and approved the Updated Surveys (as defined in the Loan Agreement) in accordance with the terms of the Loan Agreement and all issues revealed thereby have been resolved to the Payee's satisfaction, the rate referenced in clause (i) above will be fifteen and one-half


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         percent (15.5%) for the first sixty (60) days following the funding of this Note, then sixteen and one-half percent (16.5%) for the next sixty (60) days thereafter, then seventeen percent (17%) thereafter (until the aforementioned Updated Surveys have been delivered and any related issues have been resolved to Payee's satisfaction as aforesaid).

                  (d) "Deed of Trust" shall mean (individually and collectively) those certain Deeds of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing of even date herewith, executed by Maker for the benefit of Payee, encumbering the Property (hereinafter defined) as security for this Note and certain other indebtedness of Maker to Payee.

                  (e)      "Final Maturity Date" shall mean January 13, 2007.

                  (f) "Highest Lawful Rate" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, Payee is then permitted to charge Maker in regard to the loan evidenced by this Note. If the maximum rate of interest which, under Applicable Law, Payee is permitted to charge Maker in regard to the loan evidenced by this Note shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective date of each change in the Highest Lawful Rate without notice to Maker. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be the weekly ceiling described in and computed in accordance with the provisions of Chapter 303; provided, however, that in determining the Highest Lawful Rate, all fees and other charges contracted for, charged or received by Payee in connection with the loan evidenced by this Note which are either deemed interest under Applicable Law or required under Applicable Law to be deducted from the principal balance hereof to determine the rate of interest charged on this Note shall be taken into account. To the extent permitted by Applicable Law, Payee may from time to time substitute for the "weekly ceiling" referred to above any ceiling under Chapter 303 or any other statute and revise the rate, index, formula or provision of law used to compute the rate hereunder as provided therein.

                  (g) "Loan Agreement" shall mean that certain letter loan agreement of even date herewith, by and between Maker and Payee relating to advances of proceeds of the loan evidenced by this Note.

                  (h) "One-Year LIBOR Rate" shall mean the simple average of the rates appearing on the display referred to as the "LIBOR Page" on Reuters Monitor Money Rates Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by Payee from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), on the day which is two (2) business days prior to the first day of the applicable Interest Period, as hereinafter defined, at the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the One-Year LIBOR Rate for such Interest Period shall be the average rate (rounded upwards, if necessary to the next 1/16 of 1%) at which


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         dollars deposits of $5,000,000.00 and for a maturity comparable to such Interest Period are offered by leading banks in immediately available funds in the London interbank eurocurrency market on the day which is two Business Days prior to the first day of the applicable Interest Period (the "Alternate One-Year LIBOR Rate"). The term "Interest Period" shall mean each 365 day period during the term of the Loan. In the event of a change in the interest rate applicable to the Loan caused by a change in the One-Year LIBOR Rate, the interest rate applicable to the Loan shall be adjusted effective at the opening of business on the first day of the Interest Period in question.

                  (i) "Property" shall mean the real and personal property located in St. Louis and St. Charles Counties, Missouri and Taylor County, Texas, which is more particularly described in the Deed of Trust.

                  (j) "Wall Street Journal Prime Rate" shall mean the highest prime rate of interest for commercial borrowings published from time to time by The Wall Street Journal, provided that if at any time The Wall Street Journal ceases to be published or ceases to publish such prime rate, Payee shall select a nationally recognized substitute publication comparable to The Wall Street Journal for use in determining such prime rate, and Payee shall provide written notice to Maker of any such substitution.

         2.       CALCULATION AND PAYMENT OF PRINCIPAL AND INTEREST.
                  -------------------------------------------------

                  (a) Subject to the provisions of Section 7 hereof, interest on the unpaid principal balance hereof from time to time outstanding shall be computed at a per annum rate equal to the lesser of (i) the Base Rate in effect from time to time and (ii) the Highest Lawful Rate. If at any time adequate and reasonable means do not exist for ascertaining the One-Year LIBOR Rate or the Alternate One-Year LIBOR Rate, or if any legal requirement prevents the use of the One-Year LIBOR Rate and the Alternate One-Year LIBOR Rate, then Payee shall calculate the interest due hereunder utilizing the Alternate Base Rate.

                  (b) Accrued and unpaid interest, computed as set forth in clause (a) above or Section 7 below, whichever is applicable, shall be due and payable monthly commencing February 1, 2004 and on the first (1st) day of each month thereafter throughout the term of this Note.

                  (c) The unpaid principal balance of and all remaining accrued and unpaid interest upon this Note, including interest computed at the Base Rate (or Alternate Base Rate, if applicable) or the Default Rate (as hereinafter defined), whichever is applicable, are due and payable on the maturity date hereof, whether such maturity date is the Final Maturity Date or any accelerated maturity date.

                  (d) Interest on this Note shall be computed on the basis of three hundred sixty five (365) day or three hundred sixty six
         (366) day years, as the case may be.

                  (e) If the date for any payment or prepayment hereunder falls on a day which is a Saturday, Sunday or legal holiday in the State of Texas, then for all purposes of this


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         Note, the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the calculation of interest.

                  (f) All payments on this Note pursuant to this Section 2 shall be applied first to the payment of any Late Charge (as hereinafter defined) due hereunder, then to the payment of any costs or expenses of Payee which are to be reimbursed by Maker as provided in the Loan Documents (as such term is defined in the Deed of Trust), then to the payment of accrued but unpaid interest hereon and then to the payment of the principal balance hereof; provided, however, if an Event of Default exists, all payments received by Payee in regard to the loan evidenced hereby shall be applied as Payee may direct.

         3.       PREPAYMENT. The principal balance of this Note may be prepaid
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in whole but not in part (except as provided by the terms of the Loan
Agreement), provided Maker provides to Payee at least ten (10) days' irrevocable written notice of prepayment and pays to Payee at the time of the prepayment a prepayment premium in accordance with the following schedule (but in no event will the prepayment premium be in excess of the maximum amount allowed by law in regard to this Note):

                                              PREPAYMENT PREMIUM (BASED
                 MONTH OF PREPAYMENT       ON AMOUNT OF PRINCIPAL PREPAID)
                 -------------------       -------------------------------
                         1-12                            10%
                        13-24                             5%
                        25-36                             3%

MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE UNDER TEXAS LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, UPON THE ACCELERATION OF THE MATURITY DATE OF THIS NOTE OR OTHERWISE, WITHOUT A PREPAYMENT CHARGE, AND AGREES THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS SECTION 3, IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THIS NOTE IS MADE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY PAYEE ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY REASON, INCLUDING, WITHOUT LIMITATION, ON ACCOUNT OF ANY PROHIBITED OR RESTRICTED TRANSFER OR DISPOSITION OF THE PROPERTY (EXCEPT FOR (I) INSURANCE PROCEEDS NOT APPLIED TO RESTORATION OF THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THE DEED OF TRUST AND (II) CONDEMNATION PROCEEDS), THEN MAKER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, AS A PREPAYMENT FEE, THE APPLICABLE SUMS SPECIFIED ABOVE. MAKER HEREBY DECLARES THAT THE PAYEE'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY MAKER, FOR THIS WAIVER AND AGREEMENT.

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         4.       WAIVER. Except to the extent otherwise expressly set forth
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below, Maker and all sureties, endorsers, accommodation parties, guarantors and other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor and all other notices, and further waive diligence in collecting this Note, in taking action to collect this Note, in bringing suit to collect this Note, or in enforcing this Note or any of the security for this Note; (ii) agree to any substitution, subordination, exchange or release of any security for this Note or the release of any party primarily or secondarily liable for the payment of this Note; (iii) agree that Payee shall not be required to first institute suit or exhaust its remedies hereon against Maker or others liable or to become liable for the payment of this Note or to enforce its rights against any security for the payment of this Note; and (iv) consent to any extension of time for the payment of this Note, or any installment hereof, made by agreement by Payee with any person now or hereafter liable for the payment of this Note, even if Maker is not a party to such agreement.

         5.       EVENTS OF DEFAULT.
                  -----------------

                  (a) Upon the happening of any of the following events (each an "Event of Default"), Payee may, at its option, declare immediately due and payable the entire outstanding principal balance of this Note together with all interest accrued and owing hereon, plus any other sums payable at the time of such declaration pursuant to this Note, and every instrument securing this Note, including, without limitation, the Deed of Trust. Events of Default include the following:

                           (i)      If (a) Maker shall fail to pay any
                  installment of principal and/or interest under this Note as and when same becomes due and payable in accordance with the terms hereof or any other obligation of Maker to Payee involving the payment of money, or (b) Maker shall default in any other obligation under this Note or the Deed of Trust and/or any other Loan Document which can be cured by the payment of money, and such failure or default described in (a) or (b) above is not cured within five (5) days following the date written notice of such failure is given by or on behalf of Payee to Maker; provided, however, (x) Payee will not be obligated to give such written notice more than twice during any twelve (12) month period, and following the second such notice during a twelve (12) month period, any subsequent default or failure during the then current twelve (12) month period shall constitute an Event of Default without any notice given by or on behalf of Payee and (y) Payee has no obligation to provide any such notice or opportunity to cure to Maker in regard to the payment of this Note on the maturity date hereof, whether such maturity date is the Final Maturity Date or any accelerated maturity date established pursuant to the terms hereof; or

                           (ii) The occurrence of any Event of Default, as defined in the Deed of Trust, or the occurrence of a default under any other document or instrument evidencing, securing or pertaining to the indebtedness evidenced hereby, which


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                  remains uncured for a period of fifteen (15) days following the date written notice thereof is provided to Borrower.

                  (b) The failure to exercise the foregoing option upon the happening of one or more Events of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time, and no such failure shall nullify any prior exercise of any such option without the express written consent of Payee.

         6.       COLLATERAL. This Note is secured by, among other things,
                  ----------
the Deed of Trust, which contains provisions for the acceleration of the maturity hereof upon the happening of certain events.

         7.       DEFAULT INTEREST; LATE CHARGE. If any installment of principal
                  -----------------------------
and/or interest is not paid on or before the due date thereof or if the entire unpaid principal balance hereof and accrued but unpaid interest hereon are not paid on or before the earlier to occur of the Final Maturity
Date or any accelerated maturity date as permitted hereby, all unpaid amounts of this Note, including principal and interest, shall thereafter bear interest at a rate of interest (the "Default Rate") equal to the lesser of (a) the Highest Lawful Rate and (b) seventeen and one-half percent
(17.5%); provided, however, that the obligation to pay such interest is subject to the limitation contained in the following paragraph. Without limitation of the rights of Payee if a payment is not paid on the due date thereof and without limitation of the obligation of Maker to pay such payments on the due dates thereof, at the option of Payee, Maker will pay a late charge (the "Late Charge") as required by Payee, not exceeding five percent (5%) of any installment of principal and/or interest that is not paid on or before the 5th day of the month in which it is due to cover the extra expenses involved in handling delinquent payments, subject to the limitation contained in the following paragraph.

         8.       COMPLIANCE WITH LAW. All agreements between Maker and Payee,
                  -------------------
whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee in regard to the loan evidenced by this Note exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum amount permissible under Applicable Law, the interest payable to Payee shall be reduced to the maximum amount permissible under Applicable Law; and if from any circumstance Payee shall ever receive anything of value deemed interest by Applicable Law in excess of the maximum amount permissible under Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under Applicable Law. Payee expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under Applicable Law. This paragraph shall control all agreements between Maker and Payee.

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         9.       ATTORNEYS' FEES AND COSTS. If an Event of Default shall
                  -------------------------
occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay on demand by Payee, and, to the extent unpaid upon such demand, there shall be added to the unpaid principal balance hereof, all reasonable costs of collection, including, but not limited to, reasonable attorneys' fees incurred by the holder hereof, on account of such collection, whether or not suit is filed.

         10.      CUMULATIVE RIGHTS. No delay on the part of the holder of
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this Note in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

         11.      HEADINGS. The paragraph headings used in this Note are for
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convenience of reference only, and shall not affect the meaning or interpretation of this Note.

         12.      NOTICES AND DEMANDS. Any notice or demand to be given
                  -------------------
or to be served upon Maker in connection with this Note must be in writing and shall be given as provided in the Loan Agreement, addressed to Maker as follows:

                           3101 McKelvey Road
                           Bridgeton, Missouri 63044

or at such other street address within the continental United States as Maker may designate from time to time by written notice given to and received by the holder hereof.

         13.      GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED
                  -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS.

         14.      SUCCESSORS AND ASSIGNS. The term "Payee" shall include all
                  ----------------------
of Payee's successors and assigns to whom the benefits of this Note shall inure.

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                                   MAKER:
                                   -----

                                   ZOLTEK COMPANIES, INC.,
                                   a Missouri corporation


                                   By: /s/ Zsolt Rumy
                                       -------------------------------------
                                   Name: Zsolt Rumy
                                         -----------------------------------
                                   Title: President
                                          ----------------------------------



                                   ZOLTEK PROPERTIES, INC.,
                                   a Missouri corporation


                                   By: /s/ Zsolt Rumy
                                       -------------------------------------
                                   Name: Zsolt Rumy
                                         -----------------------------------
                                   Title: President
                                          ----------------------------------



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